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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A

                               Amendment No. 1 to
                                 CURRENT REPORT


   PURSUANT TO SECTION 13 OR 15 (D) OF THE SECURITIES EXCHANGE ACT OF 1934


      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) FEBRUARY 5, 2004


                         COMMISSION FILE NUMBER: 1-11106


                                  PRIMEDIA INC.
                                  -------------
               (Exact name of registrant as specified in its charter)


            DELAWARE                                        13-3647573

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      (State or other jurisdiction of                     (I.R.S. Employer
       incorporation or organization)                    Identification No.)


                     745 Fifth Avenue, New York, New York
                   ----------------------------------------
                   (Address of principal executive offices)


                                    10151
                                   -------
                                 (Zip Code)


Registrant's telephone number, including area code        (212) 745-0100
                                                          --------------





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EXPLANATORY NOTE

This amendment to the Form 8-K is being furnished herewith for the purpose of correcting a typographical error in Exhibit 99.2, PRIMEDIA Inc.'s press release announcing its financial results for the fourth quarter ended December 31, 2003, furnished by the Registrant under Item 12. On page 10 of the press release in the table entitled "PRIMEDIA Inc. Financial Highlights (Unaudited)", the Loss per share from Continuing Operations for the three months ended December 31, 2003 was reported as $0.7. The Loss per share from Continuing Operations for the three months ended December 31, 2003 should have been reported as $.07. No other changes are being made to the press release.

ITEM 7.   FINANCIAL STATEMENT AND EXHIBITS.

(c)   Exhibits

      Exhibit 99.2: Corrected Press Release of PRIMEDIA Inc., dated
                    February 5, 2004. THIS EXHIBIT IS BEING FURNISHED PURSUANT TO ITEM 12 AND SHOULD NOT BE DEEMED "FILED" UNDER THE SECURITIES ACT OF 1934, AS AMENDED.



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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                     PRIMEDIA INC.
                                     -------------
                                     (Registrant)





Date:  February 11, 2004            /s/  Beverly C. Chell
     ---------------------   -------------------------------------------------
                                          (Signature)
                                   Vice Chairman and Secretary

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INDEX TO EXHIBITS



Exhibit No.       Description
-----------       -----------

99.2              Corrected Press Release of PRIMEDIA Inc., dated
                  February 5, 2004.